Exhibit 99.2
Vanguard Announces Offering of Senior Notes and Senior Discount Notes
NASHVILLE, Tenn. — January 19, 2011 — Vanguard Health Systems, Inc. (“Vanguard”) announced today that its wholly-owned subsidiaries, Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (together with VHS Holdco II, the “Senior Notes Issuers”), plan to issue an aggregate principal amount of $375.0 million of senior notes due 2019 (the “Senior Notes”) and that Vanguard plans to issue senior discount notes due 2016 generating approximately $375.0 million in gross proceeds (the “Senior Discount Notes” and, together with the Senior Notes, the “Notes”), each in a private placement. The Senior Notes Issuers’ obligations under the Senior Notes will be fully and unconditionally guaranteed on a senior basis by Vanguard, Vanguard Health Holding Company I, LLC and certain subsidiaries of VHS Holdco II. The Senior Discount Notes will not be guaranteed by any of Vanguard’s subsidiaries.
The Senior Notes Issuers intend to use the net proceeds from the Senior Notes offering for general corporate purposes, including acquisitions, and the related transaction fees and expenses of both notes offerings. Vanguard intends to use the proceeds from the Senior Discount Notes offering to pay a dividend to its equityholders.
The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes may not be offered or sold within the United States or to U.S. persons, except to “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. You are hereby notified that sellers of the Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful.
Company Information and Forward Looking Statements
About Vanguard
Vanguard owns and operates 26 acute care and specialty hospitals and complementary facilities and services in Chicago, Illinois; Detroit, Michigan; Phoenix, Arizona; Orange County, California; San Antonio, Texas; and Massachusetts. Vanguard’s strategy is to develop locally branded, comprehensive healthcare delivery networks in urban markets. Vanguard will pursue acquisitions where there are opportunities to partner with leading delivery systems in new urban markets or to increase its presence in existing markets. Upon acquiring a facility or network of facilities, Vanguard implements strategic and operational improvement initiatives including expanding services, strengthening relationships with physicians and managed care organizations, recruiting new physicians and upgrading information systems and other capital equipment. These strategies improve quality and network coverage in a cost effective and accessible manner for the communities Vanguard serves.
This press release contains “forward-looking statements” within the meaning of the federal securities laws which are intended to be covered by the safe harbors created thereby. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this release by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” These statements are based upon estimates and assumptions made by Vanguard’s management that, although believed to be reasonable, are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks and uncertainties include, among others, Vanguard’s high degree of leverage and interest rate risk; Vanguard’s ability to incur substantially more debt; operating and financial restrictions in Vanguard’s debt agreements; Vanguard’s ability to generate cash necessary to service Vanguard’s debt; weakened economic conditions and volatile capital markets; post-payment claims reviews by governmental agencies; Vanguard’s ability to successfully implement Vanguard’s business strategies; Vanguard’s ability to successfully integrate the acquisition of substantially all of the assets of The Detroit Medical Center, Westlake Hospital and West Suburban Medical Center and future acquisitions; conflicts of interest that may arise as a result of Vanguard’s control by a small number of stockholders; the highly competitive nature of the healthcare industry; governmental regulation of the industry, including Medicare and Medicaid reimbursement levels; pressures to contain costs by managed care organizations and other insurers and Vanguard’s ability to negotiate acceptable terms with these third party payers; Vanguard’s ability to attract and retain qualified management and healthcare professionals, including physicians and nurses; potential federal or state reform of healthcare, implementation of existing reform legislation and potential modifications to such legislation; future governmental investigations; Vanguard’s ability to adequately enhance its facilities with technologically advanced equipment; the availability of capital to fund Vanguard’s corporate growth strategy; potential lawsuits or other claims asserted against Vanguard; Vanguard’s ability to maintain or increase patient membership and control costs of its managed healthcare plans; changes in general economic conditions; Vanguard’s exposure to the increased amounts of and collection risks associated with uninsured accounts and the co-pay and deductible portions of insured accounts; dependence on Vanguard’s senior management team and local management personnel; volatility of professional and general liability insurance for Vanguard and the physicians who practice at its hospitals and increases in the quantity and severity of professional liability claims; Vanguard’s ability to maintain and increase patient volumes and control the costs of providing services, including salaries and benefits, supplies and bad debts; increased costs from further government regulation of healthcare and Vanguard’s failure to comply, or allegations of Vanguard’s failure to comply, with applicable laws and regulations; the geographic concentration of Vanguard’s operations; technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, healthcare services and shift demand for inpatient services to outpatient settings; a failure of Vanguard’s information systems would adversely impact its ability to manage its operations; costs and compliance risks associated with Section 404 of the Sarbanes-Oxley Act of 2002; material non-cash charges to earnings from impairment of goodwill associated with declines in the fair market values of Vanguard’s reporting units; and volatility of materials and labor costs for potential construction projects that may be necessary for future growth.
Although Vanguard believes that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by Vanguard that its objectives and plans anticipated by the forward-looking statements will occur or be achieved, or if any of them do, what impact they will have on Vanguard’s results of operations and financial condition. Vanguard undertakes no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.
Contact:
Vanguard Health Systems, Inc.
Gary Willis, Senior Vice President and Chief Accounting Officer
(615) 665-6098